UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

BT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-56113	91-1495764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10501 Wayzata Blvd South, Suite 102, Minnetonka, MN	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 274-3055

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTBD	Nasdaq Capital Market
Warrants	BTBDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2025, BT Brands, Inc. ( “BT Brands”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among BT Brands, Aero Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and Aero Velocity Inc., a Delaware corporation (“Aero Velocity”, “Aero” or the “Company”). The Merger Agreement contemplates that prior to closing of the transactions contemplated thereby, BT Brands shall complete a restructuring pursuant to which it will form a wholly-owned Wyoming subsidiary (“BT Group”), to which it will transfer all of its assets and liabilities. It is then contemplated that BT Brands will distribute the shares of BT Group held by it to BT Brands' common stockholders (the “Spin-Off”). It is contemplated that in connection with the Spin-Off, BT Group would pursue a listing for its common stock. If deemed required under the Warrant Agreement governing BT Brands’ outstanding public warrants, the exercise price of such warrants will be adjusted to reflect the value of the distribution of BT Group to BT Brands’ common stockholders.

BT Brands is filing this Current Report on Form 8-K to provide the following:

•	A narrative discussion relating to the business of Aero as set both below;

•	Audited abbreviated financial statements of Aero as of June 5, 2024 and December 31, 2023 and for the periods ended June 5, 2024 and the six months ended December 31, 2023 attached as Exhibit 99.1;

•	Audited financial statements of Aero as of December 31, 2024 and for the period from June 6, 2024 to December 31, 2024 attached hereto as Exhibit 99.2;

•	The historical unaudited financial statements of Aero Velocity, Inc. for the three and nine months ended September 30, 2025 and the related notes thereto attached hereto as Exhibit 99.3.

•

Unaudited pro forma condensed combined financial statements of BT Brands and Aero and accompanying notes thereto presenting the unaudited pro forma condensed combined balance sheets as of September 30, 2025 and the unaudited pro forma condensed combined statements of operations as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024 attached hereto as Exhibit 99.4;

•

The consent of Boulay PLLP, independent registered public accounting firm of BT Brands, to the incorporation by reference into BT Brands registration statement on Form S-3 (No. 333-333-283830) (the “Registration Statement”) of its report dated March 31, 2025 with respect to the consolidated financial statements of BT Brands, Inc. on Form 10-K for the year ended December 29, 2024;

•

The consent of Barton CPA PLLC, independent registered public accounting firm of Aero, to the incorporation by reference into the Registration Statement of its report dated August 27, 2025 with respect to Aero’s abbreviated financial statements which comprise the statements of assets acquired and liabilities assumed as of June 5, 2024 and December 31, 2023, the related statements of revenues and direct expenses for the period from January 1, 2024 to June 5, 2024 and for the six months ended December 31, 2023, and the related notes to the abbreviated financial statements and Aero’s financial statements which are comprised of a balance sheet as of December 31, 2024 and the related statement of operations, stockholders’ deficit and cash flows for the year then ended and the related notes; and

•	An updated corporate investor deck of Aero attached hereto as Exhibit 99.5.

Description of the Business of Aero

Aero Velocity delivers drone-based services, technologies, and manufacturing solutions that address critical needs worldwide across multiple industries, including agriculture, forestry, infrastructure, oil and gas, and environmental management. Through organic growth, innovation and targeted bolt-on acquisitions, Aero Velocity seeks to position itself at the forefront of the rapidly evolving drone industry. Aero is committed to being a multi-faceted leader at the intersection of drone-powered services and asset intelligence, delivering solutions that enhance operational efficiency, safety, and sustainability. Aero’s guiding vision — Propelling Progress — reflects its dedication to advancing the industry while supporting the success of its clients.

Aero Velocity operates as a fully integrated drone and drone services company, combining direct service delivery with in-house technology development and manufacturing. Aero’s approach allows it to rapidly design, deploy and scale solutions that meet the needs of both high-volume commercial operations and specialized government projects.

The Company maintains internal capabilities in unmanned aircraft systems (“UAS”) operations, systems integration, sensor deployment, and data analytics. Aero also partners with leading suppliers in the U.S. and allied countries to ensure security, performance, and compliance with domestic manufacturing standards.

Aero’s operations integrate flight services, proprietary technology, and advanced manufacturing to provide comprehensive solutions in commercial and government markets. The Company’s diversified Drone-as-a-Service (“DaaS”) portfolio, consisting of five business units — CleanSweep,  TankVision, TerraVision, SiteSnap and HeatScope — address specialized needs including exterior asset cleaning, internal tank inspections, land mapping and multispectral analytics, 3D modeling/digital twinning and artificial intelligence (“AI”)-powered asset management, and thermal imaging for energy efficiency and safety. Aero Velocity’s businesses position the Company as both a service provider and a technology innovator, with capabilities spanning government contracting, commercial infrastructure solutions, and contract manufacturing/engineering.

Company DaaS Solutions

Aero Velocity currently generates revenue primarily from offering DaaS solutions for government and civilian agencies.

Aero Velocity’s DaaS solutions are currently organized into five business segments:

•	CleanSweep – Drone-based exterior cleaning for building facades, windows, and other assets, improving safety, reducing costs, and minimizing downtime for high-rise and mid-rise structures.

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•	TankVision – Internal tank inspection services utilizing drone-based imaging and sensor packages to eliminate confined-space entry risks and deliver actionable asset condition data.

•	TerraVision – LiDAR capture, multispectral imaging, and AI-powered data science to support disaster management, agriculture, forestry, and environmental protection applications.

•	SiteSnap – 3D modeling, digital twin creation, and AI-powered monitoring of critical infrastructure for lifecycle asset management and predictive maintenance.

•	HeatScope– Thermal imaging and analytics to identify energy loss, detect faults, and improve safety in industrial and commercial operations.

In addition to these business lines, Aero Velocity engages in and is pursuing additional opportunities in contract manufacturing and engineering services for unmanned aerial systems and related technologies.

Contract Drone Manufacturing/Maintenance

Aero Velocity is currently negotiating with several U.S. and non-U.S. based drone original equipment manufacturers (“OEMs”) regarding establishing contract manufacturing/assembly partnerships whereby Aero would serve as the U.S.-based builder of these drones. Although not assured, Aero Velocity believes it could reach agreements for this business as early as the end of 2025. Aero further believes it is well-positioned to enter the drone manufacturing business, given its long history of drone design, manufacturing, and maintenance capabilities, and its built-for-purpose drone assembly line. In addition, the recent executive “Unleashing American Drone Dominance” from Washington is putting increased emphasis on U.S.-based UAS manufacturing and has resulted in heightened interest from potential partners. Further, Aero’s operations, which are centrally located in Ohio, position it favorably from a distribution standpoint.

Markets and Customers

Aero Velocity serves a diverse array of industries, with a particular emphasis on the federal/defense and commercial sectors. Aero’s clients include federal and local governmental agencies, including the military, enterprises, and operators in:

•	Government & Defense – Federal contracting for inspection, mapping, and tactical support missions.

•	Infrastructure & Utilities – Powerline, pipeline, bridge, and critical infrastructure inspection and management.

•	Agriculture & Forestry – Precision agriculture, crop health monitoring, and forestry management using advanced aerial imaging.

•	Oil & Gas – Inspection of assets, leak detection, and safety compliance monitoring.

•	Commercial & Industrial – Asset cleaning, facility optimization, and operational risk reduction.

Competitive Strengths

Aero Velocity believes its competitive advantages include:

•	Diversified Capabilities Across Five Businesses – A service suite that addresses multiple market needs from cleaning and inspections to mapping and analytics.

•	Hybrid Business Model – Combining service delivery, technology innovation, and manufacturing under one brand.

•	Made-in-USA Commitment – Domestic manufacturing and sourcing for security, quality, and compliance with U.S. regulations.

•	Government Contracting Experience – A history of successful federal contract fulfillment and established relationships and compliance processes to serve federal agencies and defense clients.

•	Scalable Growth Strategy – Active pursuit of acquisitions to expand capacity, enter new markets, and enhance technological leadership.

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Government Regulation

Aero Velocity is subject to industry-specific regulations governing the operation of UAS. In the United States, its activities are regulated by the Federal Aviation Administration (“FAA”), which oversees the use of the U.S. National Airspace System (“NAS”) for all air vehicles, including small UAS (“sUAS”).

In August 2016, the FAA’s final rules for the routine commercial use of certain small, unmanned aircraft systems (sUAS) weighing less than 55 pounds became effective. These rules establish safety and operational requirements for non-recreational flight, generally mandating visual line-of-sight operations during daylight hours or during twilight with anti-collision lighting, and imposing restrictions on altitude, airspeed, and proximity to persons not directly involved in the operation. The regulations also require aircraft registration, operator certification, marking requirements, and adherence to operational limitations, including prohibitions on flights over unprotected individuals absent specific authorization.

Aero Velocity operates under FAA Part 107 regulations employing a team of certified remote pilots who comply with all applicable operational requirements. For missions requiring Operations Over People (“OOP”), Over Moving Vehicles, Beyond Visual Line of Sight, or at night, the Company either obtains the necessary FAA waivers or deploys aircraft that are compliant with the applicable FAA operational categories. Aero Velocity’s fleet includes aircraft that are compliant with the National Defense Authorization Act, ensuring eligibility for federal procurement and adherence to U.S. national security requirements.

In April 2021, the FAA’s final rule for Remote Identification (“Remote ID”) of UAS became effective, alongside updated provisions for operations of sUAS over people. These rules permit certain categories of routine operations over people, moving vehicles, and at night, provided that the aircraft and operation meet specified technical and safety standards. Aero Velocity ensures that all deployed aircraft and flight operations are Remote ID compliant in accordance with applicable FAA deadlines.

In addition to U.S. regulations, Aero’s international operations are subject to the aviation laws and regulatory requirements of the foreign jurisdictions in which we operate. Such laws may, in some cases, be more stringent than U.S. regulations, particularly with respect to airspace access, equipment certification, and operational approvals. Aero Velocity maintains compliance through active regulatory monitoring, operator training, and fleet configuration tailored to the specific requirements of each jurisdiction.

Research and Development

Aero Velocity has historically devoted significant resources to the design and development of UAS for manufacturing and deployment in both commercial and defense markets. Aero continues to invest in advancing its platforms, with a particular emphasis on incorporating AI and machine learning technologies to enhance mission execution, data analysis, and operational efficiency.

Current research and development initiatives include the application of machine learning algorithms within inspection and monitoring workflows, the development of automated fault detection and predictive maintenance capabilities, as well as advancements in imaging technologies and flight performance. The Company is also creating AI- and machine learning–based analytical solutions for use by its Data Science and Engineering teams, enabling faster, more accurate interpretation of aerial data and improved decision-making for customers. These efforts are intended to maintain Aero Velocity’s competitive position, expand its technical capabilities, and address the evolving requirements of its government and commercial client base.

Intellectual Property

Aero Velocity invests in the protection and development of its intellectual property portfolio, including proprietary processes, designs, and trade secrets related to unmanned aerial systems, data analytics, and drone-powered service delivery. Aero maintains confidentiality agreements with employees, partners, and clients to safeguard its competitive position.

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Aero Velocity maintains access to and benefits from a portfolio of patents, trademarks, software, and other intellectual property assets originating from its predecessor operations and technology partnerships. This intellectual property supports the Company’s service lines, enhances operational efficiency, and strengthens competitive positioning in both commercial and federal markets.

Patents –The Company’s portfolio includes U.S. and international patents providing protection for key innovations in unmanned aerial systems. These protections extend across the United States, Canada, Europe, and Mexico, with several applications pending. Core patent families include:

•	Flying Vehicle Systems and Methods – These patents cover aerodynamic designs, propulsion systems, navigation architectures, and operational control methods for UAVs, supporting safe, efficient, and reliable flight performance.

•	Unmanned Aerial Vehicle Delivery Systems –These patents protect systems and methods for autonomous and semi-autonomous payload delivery, including vehicle-to-drone transfer mechanisms, secure payload housing, navigation protocols for last-mile delivery, and integrated control logic for mission execution.

•	Automated Multi-Copter UAS/UAV Dispatch from Vehicle –These patents cover apparatus, systems, and methods for launching and recovering multi-copter drones from ground vehicles, enabling mobile deployment, mission readiness, and coordinated fleet operations.

The Company believes that its patents, together with ongoing development activities, reinforce Aero Velocity’s competitive position in both commercial and defense markets by protecting mission-critical technologies in UAV design, payload handling, and operational integration.

Trademarks – Aero Velocity’s registered trademarks include HORSEFLY®, covering civilian drones and package delivery systems; SQUADRON™, which applies to UAV mission management software and mobile applications; and Liberty Drones™, covering drone-based exterior cleaning and related aerial asset services. The Company also utilizes unregistered brand identifiers and imagery tied to its historical Workhorse Aero branding.

Domain Names – The Company controls relevant domain names supporting brand presence and market visibility, including workhorsedrones.com, workhorseuav.com, libertybelldrones.com, daaset.com, tankvzn.com, and droneservicesonline.com.

Software Assets – Proprietary software includes the MetronAir / Squadron software suite for UAV mission planning, control, video streaming, and route optimization; DaaS operational tools for data processing and system monitoring; and the Falcon Delivery System UAV control application, deployed on Skynode companion computers.

Health, Safety and Environment (HSE)

Aero Velocity maintains policies and procedures to protect the health and safety of our employees, clients, and the communities we serve. The Company is committed to operating in compliance with all applicable environmental regulations and industry best practices, and to continuously improving its HSE performance.

Aero Velocity is an Equal Opportunity Employer, fostering a safe and respectful workplace for all employees.

Human Capital Resources

As of October 1, 2025, Aero employed 17 full-time employees, two part-time employees, and seven full-time “inside” contract personnel. The Company believes its employees are among its most valued assets and are the driving force behind success. For this reason, Aero aspires to be an employer of choice, recognized for cultivating a positive and welcoming work environment, fostering personal and professional growth, and providing a safe work environment.

In addition to its team members, Aero utilizes an extensive and valued network of “outside” contractors and strategic partners numbering in the hundreds of professionals. Each contractor and partner is held to the same high standards as the Company’s employees and is thoroughly vetted and insured. This extended workforce enables Aero Velocity to deliver projects at scale, expand its operational reach, and maintain flexibility in meeting the diverse needs of its government and commercial clients.

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To support these objectives, Aero’s human resources programs are designed to develop talent to prepare individuals for critical roles and leadership positions for the future; reward and support employees through competitive pay, benefits, and perquisite programs; enhance the Company’s culture through initiatives aimed at making the workplace more engaging; acquire talent and facilitate internal talent mobility to create a high-performing workforce; engage employees as brand ambassadors of the Company’s products; and continually invest in technology, tools, and resources to enable employees to perform at the highest level.

Company History

Aero Velocity was formed as a result of the purchase of drone business assets from Workhorse Group, Inc. (“Workhorse”) in June 2024. Prior to the sale of assets to Aero, Workhorse operated the business for nearly a decade as Workhorse Aero, designing, developing and manufacturing delivery drones for various customers in the package delivery business. Aero completed the asset purchase from Workhorse on June 6, 2024. In 2025, Aero Velocity acquired Liberty Drones, a pioneering provider of drone-based exterior cleaning services.

Aero Corporate Headquarters

Aero’s principal executive offices are located at 3600 Park 42 Drive, Cincinnati, Ohio 45241. Its telephone number is 513-224-4439, and its website address is www.aerovelocity.com.  The information that is contained in, or that can be accessed through, the Company’s website is not incorporated into this report. Aero’s website address is provided solely for reference purposes.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding Aero’s industry and market sizes, future opportunities for Aero, Aero’s estimated future results and the transactions contemplated by the Merger Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Merger Agreement. Such forward-looking statements are based upon the current beliefs and expectations of Aero’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.  Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of shareholder approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, suppliers and customers as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, suppliers and customers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from Aero’s ongoing business operations; and (viii) legal proceedings, including those that may be instituted against Aero, its board of directors, its executive officers or others following the announcement of the proposed transaction. Forward-looking statements regarding Aero reflect management of Aero’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Boulay PLLP

23.2	Consent of Barton CPA PLLC

99.1

Audited abbreviated financial statements of Aero Velocity, Inc., a former business of Workhorse Group, Inc., including the statements of assets acquired and liabilities assumed as of June 5, 2024 and December 31, 2023, the related statements of revenues and direct expenses for the period from January 1, 2024 to June 5, 2024 and for the six months ended December 31, 2023, and the related notes to the abbreviated financial statements

99.2	Audited balance sheet of Aero Velocity, Inc. as of December 31, 2024 and the related statements of operations, stockholders' deficit and cash flows for the period then ended,

99.3	The historical unaudited financial statements of Aero Velocity, Inc. for the three and nine months ended September 30, 2025 and the related notes thereto.

99.4

Unaudited pro forma condensed combined financial statements of BT Brands, Inc. and Aero Velocity Inc. and notes thereto present the unaudited pro forma condensed combined balance sheets as of September 30, 2025 and the unaudited pro forma condensed combined statements of operations as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.

99.5	Aero Velocity Inc. Corporate Investor Deck as of November 24, 2025.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BT BRANDS, INC.

Dated: December 1, 2025	By:	/s/ Gary Copperud
Gary Copperud
Chief Executive Officer

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